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________________________________________________________________________________
                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT


                           NOVASTAR FINANCIAL, INC.



                            Dated December 9, 1996
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                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------
                          (NovaStar Financial, Inc.)


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December 9, 1996, by and between NOVASTAR FINANCIAL, INC., a Maryland corporation (the "Company"), and STIFEL, NICOLAUS & COMPANY, INCORPORATED (the "Placement Agent"), as a matter of convenience for the Holders of the Registrable Securities (each as defined herein).

          In consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   SECTION 1
                                  DEFINITIONS

          1.1 As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Affiliate" of a specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Business Model" shall mean the financial projections and related assumptions contained in a memorandum furnished upon request to prospective purchasers in the placement.

          "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

          "Company" shall mean NovaStar Financial, Inc., a Maryland corporation, and any successor thereto.

          "Document Supplement" shall mean the package furnished to each purchaser of Units in the Placement containing the Articles of Incorporation of the Company, including the Articles Supplementary for the Preferred Stock, the form of Warrant Agreement between the Company, as issuer, and the Warrant Agent, dated as of the date of this Agreement, the form of Warrant, the form of Purchase Terms Agreement and the form of this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "Five Percent Purchaser" shall mean a Purchaser of 5% or more of the Units sold by the Company in the Placement.

          "Founders" shall mean W. Lance Anderson and Scott F. Hartman.

          "Holders" shall have the meaning provided in Section 2.2 hereof.

          "Initial Purchaser" shall mean a purchaser of Units directly from the Company including the Founders.

          "NASD" means National Association of Securities Dealers, Inc.

          "NASDAQ/NMS" shall mean the Nasdaq National Market.

          "Person" shall mean an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other entity.

          "Piggyback Notice" shall have the meaning provided in Section 4 hereof.

          "Piggyback Underwritten Offering" shall have the meaning provided in
Section 4 hereof.

          "Placement" shall mean the placement of the Units pursuant to the Private Placement Memorandum and the Purchase Terms Agreement.

          "Placement Agent" shall mean Stifel, Nicolaus & Company, Incorporated.

          "Preferred Stock" shall mean the Company's Class A Convertible Preferred Stock, par value $0.01 per share.

          "Private Placement Memorandum" shall mean the Private Placement Memorandum, dated October 15, 1996, the Business Model, the Document Supplement and all other amendments and supplements thereto, pursuant to which the Company is offering for sale up to 3,333,333 Units.

          "Proceeding" shall mean an action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" shall mean the Prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information

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

previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase Terms Agreement" means the Purchase Terms Agreement, dated as of December 6, 1996, by and between the Company and the Placement Agent.

          "Qualified Public Offering" shall mean the initial sale to the public of the Company's Common Stock pursuant to a registration statement on Form S-11 or any similar form which raises in the aggregate at least $20 million of gross proceeds for the Company at a minimum price of $15 per share or such lesser amount of proceeds and/or price per share as may be approved by the holders of two-thirds of the voting power of the Preferred Stock.

          "Registrable Common Stock" shall mean Common Stock constituting Registrable Securities or Common Stock issued upon exercise or conversion of Registrable Securities.

          "Registrable Securities" shall mean (i) the Preferred Stock purchased by the Initial Purchasers as the components of the Units, (ii) the Warrants and the Common Stock issuable pursuant to the exercise of the Warrants, and (iii) the Common Stock issuable upon conversion of shares of the Preferred Stock purchased as part of the Units; provided, however, that following a Qualified Public Offering the term "Registrable Securities" shall apply only to the securities described in subparagraphs (ii) and (iii).

          "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

          "Rule 144" shall mean Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

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          "Shelf Registration Statement" shall have the meaning provided in
Section 3.1 hereof.

          "Supplemental Shelf Registration Statement" shall have the meaning provided in Section 3.3 hereof.

          "Underwriter" shall mean any underwriter, placement agent, selling broker, dealer manager, qualified independent underwriter or similar securities industry professional.

          "Underwritten Registration or Underwritten Offering" shall mean a registration in which securities of the Company are sold to one or more Underwriters for reoffering to the public.

          "Units" shall mean the 3,333,333 units consisting of one share of Preferred Stock and one Warrant to be sold in the Placement and the Units being purchased by the Founders in exchange for promissory notes as described in the Private Placement Memorandum.

          "Warrants" shall mean the warrants issued pursuant to the Warrant Agreement dated as of the date of this Agreement between the Company as issuer, and the Holders of the Warrants acting through the Company, as the initial warrant agent.

                                   SECTION 2
                     SECURITIES SUBJECT TO THIS AGREEMENT

          2.1 The securities entitled to the benefits of this Agreement are the Registrable Securities.

          2.2 A Person is deemed to be a Holder of Registrable Securities (each, a "Holder") whenever such Person owns Registrable Securities, whether or not such Person was an Initial Purchaser.

                                   SECTION 3
                    SHELF REGISTRATION; DEMAND REGISTRATION

          3.1 The Company shall cause to be filed with the SEC within six (6) months following the Qualified Public Offering (or the end of the twentieth
(20th) month after the last sale of Units in the Offering, if the Qualified Public Offering has not occurred within such 20-month period), a shelf Registration Statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") on Form S-11 (or other appropriate form, e.g., Form S-3
                                                                  -----
after having established eligibility therefor) to cover sales of the Registrable Securities. In connection with the Shelf Registration Statement, the Company shall also register the offer and sale of the Common Stock issuable upon exercise of the Warrants as a primary registration. The Company shall use its best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective until the earlier to occur of three (3) years following the last sale of Units in the Offering or such time as, in the written opinion of counsel to the Company, such registration is not required for the unrestricted resale of Registrable Securities entitled to registration rights under this Agreement. Notwithstanding the foregoing, with respect to the Common Stock issuable upon exercise of the Warrants, the Company shall use its best efforts to keep such Registration Statement continuously effective until the earlier to occur of three (3) years following the date the Warrants may first be exercised or such time as, in the written opinion of counsel to the Company, such registration is not required for the unrestricted resale of such securities. The Company further agrees to use its best efforts to prevent the happening of any event that would cause the Shelf Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities during the period that such Shelf Registration Statement is required to be effective and usable.

          Upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain a material misstatement or omission, or (ii) to be not effective and usable for resale of Registrable Securities during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall as promptly as reasonably practicable file an amendment to the Shelf Registration Statement, in the case of clause (i) immediately above, correcting any such misstatement or omission, and in the case of either clause (i) or (ii) immediately above, use its best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as reasonably practicable thereafter.

          3.2 If the Holders of a majority of the Registrable Securities to be registered for resale in the Shelf Registration Statement, or any Five Percent Purchasers so elect, an offering of Registrable Securities pursuant to the Shelf Registration Statement may be effected in the form of an Underwritten Offering. Upon the receipt of a notice of election by a majority of the Registrable Securities or any Five Percent Holder to effect an Underwritten Offering, the Company will notify in writing all Holders whose names are not included in such notice and such non-electing Holders may, within five (5) business days of receipt of such notice, elect to be included with, and treated as, an electing Holder. If the managing Underwriter advises the Company and the Holders of such Registrable Securities and additional securities in writing that in their opinion the amount of Registrable Securities and additional securities proposed to be sold in such offering exceeds the amount of Registrable Securities and additional securities which can be sold in such offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such Underwriters can be sold with such additional securities, and such amount or number of shares of such Registrable Securities and additional securities shall be allocated pro rata among the Holders electing to participate in such Underwritten Offering. The Holders of the Registrable Securities to be registered shall pay all

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underwriting discounts and commissions of such Underwriters with respect to the sales of such Registrable Securities. If requested by any Five Percent Purchaser selling its shares pursuant to an Underwritten Offering as provided in this
Section 3.2, the Company's management shall cooperate in a commercially reasonable manner in roadshow presentations to assist such Five Percent Purchaser in selling its shares.

          3.3 In addition to the registration rights provided in Section 3.1, each Five Percent Purchaser shall also have two (2) demand registration rights following the expiration of the Shelf Registration Statement to cause all or a portion of the Registrable Securities held by such Five Percent Purchaser to be registered under the Securities Act (the "Supplemental Shelf Registration Statement") on Form S-11 (or other appropriate form) to cover sales of Registrable Securities held by such Five Percent Purchaser, unless, in the written opinion of counsel to the Company (which opinion is reasonably acceptable to such Five Percent Purchaser), such registration is not necessary for such Five Percent Purchaser to sell its shares in the manner contemplated in compliance with applicable securities laws. The Supplemental Shelf Registration Statement shall be governed by the provisions of Section 3.1.

          3.4 No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration Statement or Underwritten Offering pursuant to this Agreement unless such Holder furnishes to the Company in writing, within ten (10) business days after receipt of a written request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein.

                                   SECTION 4
                            PIGGYBACK REGISTRATION

          4.1 Subject to Section 4.2, if the Company proposes to file a Registration Statement under the Securities Act with respect to a public offering of Common Stock during the period in which a Holder of Registrable Securities has registration rights granted pursuant to this Agreement, including the Qualified Public Offering (other than a Registration Statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for its own account, then the Company shall give written notice of such proposed filing to the Five Percent Purchasers who still own Registrable Securities at least fifteen (15) business days before the anticipated filing date (the "Piggyback Notice"). The Piggyback Notice shall offer such Five Percent Purchasers the opportunity to include in such Offering such amount of Registrable Securities as each such Five Percent Purchaser may request (a "Piggyback Offering"). Subject to Sections 4.2 and 6.2 hereof, the Company shall include in each such Piggyback Offering all Registrable Securities held by such Five Percent Purchasers with respect to which the Company has received written requests for inclusion therein within ten (10) days after written notice has been given to the Five Percent Purchasers (which written request shall specify the intended method of distribution). The Five

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Percent Purchases shall be permitted to withdraw all or part of the Registrable
Securities from a Piggyback Offering at any time prior to the effective date of such Piggyback Offering. The Five Percent Purchasers shall pay all underwriting discounts and commissions of such Underwriters with respect to the sales of any of their Registrable Securities.

          4.2 If, in connection with an Underwritten Offering, the managing Underwriter or Underwriters of an Underwritten Offering have informed the Company in writing that it is their opinion that the total amount of Common Stock that such Five Percent Purchasers, the Company and any other Persons having rights to participate in such Underwritten Offering, intend to include in such Underwritten Offering is such as to materially and adversely affect the success of such Underwritten Offering, then the amount of Common Stock to be offered in the Underwritten Offering shall be the amount recommended by such managing Underwriter or Underwriters and the Common Stock to be included in such Underwritten Offering shall be included in the following order of priority: (i) for the account of the Company; provided however, for the first two Underwritten Offerings of the Company any amounts in excess of Fifty Million Dollars ($50,000,000) in gross proceeds shall be allocated between the Five Percent Purchasers electing to participate in such Piggyback Offering pro rata according to the number of securities proposed to be sold, (ii) for the account of the Five Percent Purchasers, allocated pro rata among the Five Percent Purchasers electing to participate in such Piggyback Offering, pro rata according to the number of securities proposed to be sold, and (iii) for the account of the remaining Holders, allocated pro rata among such Holders electing to participate in such Piggyback Offering pro rata according to the number of securities proposed to be sold.

          4.3 In addition to the Piggyback Registration Rights of the Holders of Registrable Securities, the Founders receiving Common Stock in the Company shall have similar registration rights pursuant to a separate agreement as provided in this Section 4, as well as the right to include all or portion of their Common Stock in any demand registration of any Holder of Registrable Securities as provided in Section 3.3; provided, however, (i) any reduction in the number of securities being sold pursuant to the recommendation of any managing Underwriter as provided in Section 3.2 or 4.2 shall first be applied to the Founders, and (ii) the rights and obligations of the Holders of Registrable Securities shall otherwise apply to the Founders, including, without limitation, the hold-back provisions of Section 5.

                                   SECTION 5
                             HOLD-BACK AGREEMENTS

          5.1 Each Holder of Registrable Securities agrees, in connection with the Company's Qualified Public Offering and any other underwritten public offering during the period in which such Holder of Registrable Securities has registration rights granted pursuant to this Agreement, if requested (pursuant to a timely written notice) by the Company or the managing Underwriter or Underwriters in an Underwritten Offering, not to effect any public sale or distribution of any of its Registrable Securities, including a sale pursuant to Rule 144 (expect as part of such Underwritten Offering), during the period beginning five (5) days prior to, and ending ninety (90) days after, the closing date of such underwritten Public Offering made by the Company, unless a shorter time period is agreed to by the managing Underwriter or Underwriters. The foregoing provisions shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake upon written request to participate in any such Underwritten Offering not to effect any public sale or distribution of the class of securities covered by such Registration Statement (except as part of such Underwritten Offering) during such period unless it has provided forty-five (45) days' prior written notice of such sale or distribution to the managing Underwriter or Underwriters.

          5.2 The Company agrees that without the written consent of the managing Underwriter or Underwriters in an Underwritten Offering of Registrable Securities as described in Sections 3 or 4 hereof, it will not effect any public or private sale or distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the five (5) day period prior to, and the ninety (90) day period beginning on, the closing date of each such Underwritten Offering, unless a shorter time period is agreed upon by the managing Underwriter or Underwriters (except (i) as part of such Underwritten Offering, (ii) pursuant to registrations on Form S-4 or Form S-8 or any successor form to such forms, pursuant to any dividend reinvestment and optional purchase plan of the Company or pursuant to any unregistered offering to the Company's employees or directors, or to employees of its subsidiaries, pursuant to any employee benefit plan (as defined in Rule 405 under the Securities Act), (iii) in connection with an exchange offer, or (iv) in connection with the acquisition of assets by the Company or its subsidiaries).

                                   SECTION 6
                            REGISTRATION PROCEDURES

          6.1 In connection with the Company's registration obligations pursuant to Sections 3 or 4 of this Agreement, the Company shall effect such registration(s) to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

               (a) Prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall notify the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing Underwriters, if any, of its intention to file such documents, and upon written request shall furnish to such parties so requesting copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, their counsel and such Underwriters, if any; provided, further, that the Company shall not be required to deliver to such Holders a copy of any such document that has not been materially changed from a copy of such document that was previously delivered to such Holders.

               (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided in this Agreement with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

               (c) Notify the selling Holders of the Registrable Securities, their counsel and the managing Underwriters, if any, promptly, and (if requested in writing by any such Person), confirm such notice in writing: (i) when a Registration Statement or any amendment thereto has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information (provided, that the Company shall not be required to notify the Holders or their counsel of all "comment letters" received by the Company from the SEC or to deliver copies of such comment letters or the Company's responses thereto to the Holders or their counsel unless such letters request information from or about the Holders),
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 6.1(n) below cease to be true and correct, (v) of the receipt by the Company of any modification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

               (e) If requested by the managing Underwriters, if any, or the Holders of a majority of the then outstanding Registrable Securities being sold in connection with an Underwritten Offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing Underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 6.1(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

               (f) Furnish to a selling Holder of Registrable Securities, their counsel and each managing Underwriter, if any, without charge, at least one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder, counsel or Underwriter).

               (g) Deliver to each selling Holder, their counsel, and the Underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

               (h) Use its best efforts to register or qualify, or obtain an exemption therefrom (or cooperate with selling Holders of Registrable Securities, the Underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification)) of such Registrable Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions within the United States as any seller (or Underwriter) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; provided, however, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it is not then so qualified, or (2) take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

               (i) Cooperate with the selling Holders of Registrable Securities and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing Underwriters, if any, or Holders may request in writing at least two (2) business days prior to any sale of Registrable Securities in a firm commitment public offering, or in any other such sale within ten (10) business days.

               (j) Use its best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the Underwriters, if any, to consummate the deposition of such Registrable Securities.

               (k) Upon the occurrence of any event contemplated by Section 6.1(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (l) Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

               (m) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be authorized to be quoted on the NASDAQ/NMS or listed on a national securities exchange.

               (n) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing Underwriters, if any) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Offering, (i) make such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to Underwriters in Underwritten Offerings, and, if true, confirm the same if and when requested in writing to do so, (ii) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (wich counsel and opinions [in form, scope and substance] shall be reasonably satisfactory to the managing Underwriters, if any, and counsel to the Holders of Registrable Securities being sold), addressed to each selling Holder and each of the Underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested in writing by such counsel and Underwriters, (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the Underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with Underwritten Offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to Section 8 and (v) deliver such additional documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their counsel and the managing Underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 6.1(n)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

               (o) Make available for inspection by a representative of the Holders of registrable Securities being sold, any Underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such selling Holder or Underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law.

               (p) Comply with all applicable rules and regulations of the SEC and make generally available to its security Holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to Underwriters in a firm commitment or best efforts Underwritten Offering, and (ii) if not sold Underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover such twelve (12) month periods.

               (q) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment.

               (r) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including and "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

          6.2 The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          6.3 Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in any of Sections 6.1(c)(ii), 6.1(c)(iii), 6.1(c)(v) or 6.1(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemental or amended Prospectus contemplated by Section 6.1(k) hereof, or until such Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed and such Holder has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

                                   SECTION 7
                             REGISTRATION EXPENSES

          7.1 All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless to whether a Registration Statement filed pursuant to Sections 3 or 4 hereof becomes effective, including without limitation:

               (a) all registration and filing fees and expenses associated therewith;

               (b) fees and expenses of compliance with federal securities or state Blue Sky laws (including fees and disbursements of counsel for the Underwriters or selling Holders in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 6.1(h) hereof);

               (c) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with The Depositary Trust Company and of printing Prospectuses), messenger and delivery services and telephone;

               (d) reasonable fees and disbursements of counsel for the Company and for the Holders of Registrable Securities (subject to the provisions of Section 7.2 hereof);

               (e) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

               (f) fees and expenses associated with any NASD filing required to be made in connection with a Registration Statement, including, if applicable, the fees and expenses of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

               (g) fees and expenses of listing the Registrable Securities on any securities exchange or quotation system in accordance with Section 6.1(m) hereof. All such expenses being herein called "Registration Expenses."

          The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Holders of Registrable Securities shall bear the expense of any broker's commission or Underwriters' discount or commission.

          7.2 In connection with the Registration Statement, the Company will reimburse the Holders of Registrable Securities being registered pursuant to such Registration Statement for the fees and disbursements of not more than one counsel chosen by a majority of the Holders of the Registrable Securities to be included in the Registration Statement; provided, however, that in the case of an Underwritten Offering which includes shares of Common Stock, such counsel shall be chosen by the Holders of a majority of the shares of Commons Stock to be included in such Underwritten Offering. Notwithstanding the provisions of this Section 7, each Holder shall pay all registration expenses to the extent required by applicable law.

                                   SECTION 8
                                INDEMNIFICATION

          8.1 The Company agrees to indemnify and hold harmless each Holder (each such Holder an "Indemnified Holder") and in the case of an Underwritten Offering, each Underwriter participating in the distribution (each such Underwriter an "Indemnified Underwriter") and each person that controls each Indemnification Holder or Indemnified Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors of such Indemnified Holder or Indemnified Underwriter or of any such controlling person of any Indemnified Holder or Indemnified Underwriter from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) as they are incurred arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Indemnified Holder or Indemnified Underwriter in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Indemnified Holder or Indemnified Underwriter furnished in writing by such Indemnified Holder or Indemnified Underwriter to the Company expressly for use therein, and (ii) the Company shall not be liable to any Indemnified Holder or Indemnifed Underwriter in this Section 8.1 with respect to any preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense results sole from the fact that any Indemnified Holder or Indemnified Underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented provided the Company previously furnished sufficient copies thereof to the Indemnified Holder or Indemnified Underwriter.

          8.2 If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder or Indemnified Underwriter with respect to which indemnity may be sought against the Company pursuant to Section 8.1, such Indemnified Holder or Indemnified Underwriter shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder or Indemnified Underwriter and the Company shall be responsible for the payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that it may have to any Indemnified Holder or Indemnified Underwriter (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). An Indemnified Holder or Indemnified Underwriter shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder or Indemnified Underwriter unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Indemnified Holder or Indemnified Underwriter or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder or Indemnified Underwriter and the Company and such Indemnified Holder or Indemnified Underwriter shall have been advised in writing by its counsel that representation of them and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder or Indemnified Underwriter). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders or Indemnified Underwriters, which firm shall be designated in writing by the majority of the Holders of the Registrable Securities on behalf of the Holders of all of the Registrable Securities, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which shall not be unreasonably withheld), but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder or Indemnified Underwriter from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder or Indemnified Underwriter affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder or Indemnified Underwriter has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder or Indemnified Underwriter from all liability arising out of such action, claim , litigation or proceeding.

          8.3 Each Holder and Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties") to the same extent as the foregoing indemnity from the Company to any Indemnified Holder or Indemnified Underwriter, but only with respect to information relating to such Holder or Underwriter furnished to the Company in writing by each Holder or Underwriter, respectively, expressly for use in the Registration Statement, Prospectus (or any amendment of supplement thereto), or any preliminary Prospectus, and only to the extent of the net proceeds received by the Holder and Underwriter, respectively. In case any action shall be brought against any Company Indemnified Party based on the Registration Statement, Prospectus (or any amendment of supplement thereto), or any preliminary Prospectus and in respect of which indemnification may be sought against each Holder and Underwriter pursuant to this Section 8.3, each Holder and Underwriter shall have the rights and duties given to the Company by
Section 8.1 (except that if the Company shall have assumed the defense thereof, each Holder and Underwriter may, but shall not be required to, employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Holder or Underwriter) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders or Indemnified Underwriters by Section 8.2.

          8.4 If the indemnification provided for in this Section 8 is unavailable to any party entitled to indemnification pursuant to Section 8.1 or 8.3, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations, but with respect to the Holders and the Underwriter, only to the extent of the net proceeds received by each, respectively. The relative benefits received by the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company and each Indemnified Holder bear to each other and to the total net discounts and commissions received by the Indemnified Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and each Indemnified Holder and Indemnified Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by each Indemnified Holder and Indemnified Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          8.5 The Company and each Indemnified Holder and Indemnified Underwriter agree that it would not be just and equitable if contribution pursuant to Section 8.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          8.6  The indemnity and contribution agreements contained in this
Section 8 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

                                   SECTION 9
                                   RULE 144A

          The Company hereby agrees with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to the Initial Purchasers or any beneficial owner of such Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Initial Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

                                  SECTION 10
                  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

          No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, hold-back agreements and other documents required under the terms of such underwriting arrangements and (c) furnishes the Company in writing information in accordance with Section 3.4 and agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as contemplated by Section 8.3.

                                  SECTION 11
                           SELECTION OF UNDERWRITERS


          The Holders of Registrable Securities covered by a Registration Statement filed pursuant to Section 3 herein, who desire to do so, may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of Registrable Securities included in such offering holding a majority in interest of the Registrable Securities included in such offering; provided, however, that such Underwriters must be reasonably satisfactory to the Company.

                                  SECTION 12
                                 MISCELLANEOUS

          12.1 Remedies. Each Holder, in addition to being entitled to exercise
               --------
all rights provided herein, and as provided in the Purchase Terms Agreement and granted by law, including recovery of damages, will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          12.2 No Inconsistent Agreements. The Company will not on or after the
               --------------------------
date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's securities under any other agreements.

          12.3 Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least 66-2/3% of the Registrable Securities affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities shall be valid only with the written consent of Holders of at least 66-2/3% of the Registrable Securities being sold, in each case calculated in accordance with the provisions of Section 3.2.

          12.4 Notices. All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail

(registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

               (a) if to a Holder, at the most current address given by such Holder to the Company;

               (b) if to the Placement Agent, to Stifel, Nicolaus & Company, Incorporated, 500 North Broadway, Suite 1500, St. Louis, Missouri 63102, attention: Rick E. Maples, with a copy to O'Melveny & Myers LLP, 275 Battery Street, San Francisco, California 94111, attention: Peter T. Healy, Esq. and

               (c) if to the Company, to NovaStar Financial, Inc., 1900 W. 47th Place, Westwood, Kansas 66205, attention: Mr. Scott F. Hartman, with a copy to Tobin & Tobin, One Montgomery Street, Fifteenth Floor, San Francisco, California 94104, attention: Phillip R. Pollock, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. The Placement Agent, the Company, any Holder and their respective counsel may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

          12.5 Successors and Assigns. This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, Initial Purchasers and subsequent Holders of Registrable Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Registrable Securities from such Holder; and provided further that nothing herein shall be deemed to permit any assignment, transfer or any disposition of Registrable Securities in violation of the terms of the Private Placement Memorandum or applicable law. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement and by taking and holding such Registrable Securities such person shall be conclusively seemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          12.6 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          12.7      Headings. The headings in this Agreement are for
                    --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          12.8      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

          12.9      Waiver of Trial by Jury. The Company, the Placement Agent,
                    -----------------------
and each of the Holders hereby irrevocably waive any right they may have to a trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Agreement, or the transactions contemplated hereby, whether grounded in tort, contract or otherwise.

          12.10     Severability. In the event that any one or more of the
                    ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          12.11     Entire Agreement. This Agreement together with the other
                    ----------------
Operative Documents (as defined in the Purchase Terms Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth in the Private Placement Memorandum or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Private Placement Memorandum. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          12.12     Benefit, Obligations and Duties. The Placement Agent has
                    -------------------------------
entered into this Agreement as a matter of convenience only pursuant to Section
1.4 of the Subscription Agreement and shall have no obligations or duties under this Agreement to either the Company or any Holder. The Placement Agent undertakes no responsibility of any kind, including any fiduciary responsibility, on behalf of any Holder and is not acting on any Holder's behalf. The Placement Agent does not intend to exercise any rights on behalf of any Holder. This Agreement shall not give any Holder or the Company any rights with regard to or claims against the Placement Agent. All of the rights, duties and obligations of any Holder shall inure directly to the benefit or detriment of such Holder.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                  NOVASTAR FINANCIAL, INC.,
                                                  a Maryland corporation

                                                  By:/s/ Scott F. Hartman
                                                     --------------------------
                                                     Its: Secretary
                                                          ---------------------


                                                  STIFEL, NICOLAUS & COMPANY,
                                                   INCORPORATED

                                                  By:[SIGNATURE ILLEGIBLE]
                                                     --------------------------
                                                     Its: VP
                                                          ---------------------

The undersigned sign this Agreement in their individual capacity for the purpose of being bound by Section 4.3 hereof.

/s/ Scott F. Hartman
-------------------------------
Scott F. Hartman

_______________________________
W. Lance Anderson